WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

SUPPLEMENT DATED MARCH 15, 2011 TO THE
STATEMENT OF ADDITIONAL INFORMATION (SAI)
DATED FEBRUARY 28, 2011

At their February meeting, the WesMark Funds (the Trust) Audit Committee and Board of Trustees selected Cohen Fund Audit Services, Ltd. as the Trust’s independent public accounting firm for fiscal year ending December 31, 2011.

The list of entities that may receive nonpublic portfolio holdings information concerning the Funds under the section titled DISCLOSURE OF PORTFOLIO HOLDINGS beginning on page 32 of the SAI is amended to add Cohen Fund Audit Services, Ltd. under the heading titled INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.

Additionally, the list of addresses beginning on page 39 of the SAI is amended to (i) delete Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103 and (ii) add the following under the heading titled Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145